UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 27, 2026
PROVIDENT FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

239 Washington Street, Jersey City, New Jersey		07302
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code 732-590-9200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol Symbol(s)	Name of each exchange on which registered
Common	PFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers

On February 27, 2026, Valerie O. Murray, President of Beacon Trust Company and Executive Vice President and Chief Wealth Management Officer of Provident Bank, announced her decision to depart from her positions to pursue other opportunities, which resignation will be effective as of May 22, 2026.

The executive’s resignation is not related to a disagreement with Provident Financial Services, Inc., Provident Bank (together, the “Company”) or Beacon Trust Company on any matter relating to the Company or Beacon Trust Company’s operations, policies or practices.

The Company expresses its appreciation for Ms. Murray’s leadership, meaningful contributions, and wishes her continued success in her future endeavors.

Pursuant to that notification by Ms. Murray, the Company and Beacon Trust Company entered into a Separation Agreement and General Release with Ms. Murray (the “Agreement”).  Pursuant to the Agreement, Ms. Murray will be placed on “garden leave” for the period commencing on March 27, 2026 and ending on May 22, 2026 (such period, the “Garden Leave Term”).  During the Garden Leave Term, Ms. Murray will transition into a non-executive role and continue to receive her base salary and participate in the Company’s employee benefits.  Subject to certain conditions set forth in the Agreement, which includes a full and final release of claims, Ms. Murray will be entitled to receive a lump sum payment of $1,200,000, less required tax withholding, among other items.  The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02(e).

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d) Exhibits.

Exhibit No. Description
10.1	Separation Agreement and General Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE:	March 5, 2026	By:	/s/ Bennett MacDougall
Bennett MacDougall
EVP, General Counsel & Corporate Secretary